UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2008

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16317	95-4079863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 9, 2008, Contango Oil & Gas Company (“Contango” or the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report that on April 3, 2008, Contango Operators, Inc., a wholly-owned subsidiary of the Company, purchased additional working interests and net revenue interests in the Dutch and Mary Rose discoveries from two different companies for $100 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide financial information required by Item 9.01 of the Form 8-K.

The following contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, estimated and expectation of the properties production, reserves, future development costs, operating costs, and general and administrative costs, and energy prices and future tax rates, deductions and credits. Such forward-looking statements involve estimated, assumptions and uncertainties. No assurance can be given that Contango’s expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired

The audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased from Juneau Exploration, L.P. and Olympic Energy Partners LLC (“Statement of Combined Revenues and Direct Operating Expenses”) for the year ended June 30, 2007 and the related notes thereto, together with the Report of Independent Registered Public Accounting Firm concerning the statement and related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference. Also included is the unaudited Statement of Combined Revenues and Direct Operating Expenses for the six months ended December 31, 2007 and unaudited Supplemental Oil and Gas Information of the Oil and Gas Properties Purchased from Juneau Exploration, L.P. and Olympic Energy Partners LLC at June 30, 2007. The working interests and net revenue interests acquired are herein referred to as the “Acquisitions”.

(b) Pro forma financial information

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended June 30, 2007 and for the six months ended December 31, 2007, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007, and the related notes thereto, adjusted to show the pro forma effects of the Acquisitions, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description of Document
10.1	Assignment of Operating Rights Interest between Juneau Exploration, LP and Contango Operators, Inc., dated as of April 3, 2008. (1)

10.2	Partial Assignment of Oil and Gas Leases between Juneau Exploration, LP and Contango Operators, Inc., dated as of April 3, 2008. (1)

10.3	Assignment of Operating Rights Interest between Juneau Exploration, LP and Contango Operators, Inc., dated as of April 3, 2008. (1)

10.4	Assignment of Operating Rights Interest between Olympic Energy Partners, LLC and Contango Operators, Inc., dated as of April 3, 2008. (1)

10.5	Partial Assignment of Oil and Gas Leases between Olympic Energy Partners, LLC and Contango Operators, Inc., dated as of April 3, 2008. (1)

10.6	Assignment of Operating Rights Interest between Olympic Energy Partners, LLC and Contango Operators, Inc., dated as of April 3, 2008. (1)

23.1	Consent of Grant Thornton LLP †

23.2	Consent of William M. Cobb & Associates, Inc. †

99.1	Audited Statement of Combined Revenues and Direct Operating Expenses †

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements †

†	Filed herewith
(1)	Filed as an exhibit to the Company’s Form 8-K dated April 3, 2008 and filed with the Securities and Exchange Commission on April 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: April 29, 2008	By:	/s/ KENNETH R. PEAK
Kenneth R. Peak
Chairman and Chief Executive Officer